                                                                     EXHIBIT 9.1


                                VOTING AGREEMENT

     This Voting Agreement (the "Agreement") is made and entered into as of February 22, 1999, by and among Washington Trust Bancorp, Inc., a Rhode Island corporation ("Parent"), The Washington Trust Company of Westerly, a Rhode Island chartered trust company and wholly-owned subsidiary of Parent ("WTC"), and the undersigned stockholder (the "Stockholder") of PierBank, Inc., a Rhode Island chartered bank ("Bank").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Parent, WTC and Bank have entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of Bank with and into WTC.
Pursuant to the Merger Agreement, shares of Bank Common Stock (as defined in the Merger Agreement) will be converted into shares of Parent Common Stock (as defined in the Merger Agreement) on the basis described in the Merger Agreement.

     B. The Stockholder is the record holder and has either sole or shared voting power of such number of shares of the outstanding Bank Common Stock, as is indicated on the final page of this Agreement (the "Shares").

     C. Parent and WTC desire the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares or New Shares of (as defined in Section 1.2 below, except as otherwise permitted hereby), and to vote the Shares and New Shares in a manner so as to facilitate consummation of the Merger, as provided herein.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.   Agreement to Retain Shares.
          --------------------------

          1.1  Transfer and Encumbrance.  Other than as provided herein, until
               ------------------------
the Expiration Date, Stockholder shall not hereafter (a) sell, tender, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares or New Shares (as defined in Section 1.2 below), (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement), and (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof.

          1.2  Additional Purchases.  Stockholder agrees that any shares of
               --------------------
capital stock of Bank that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2.   Agreement to Vote Shares.  Hereafter until the Expiration Date, at
          ------------------------
every meeting of the stockholders of Bank called with respect to any of the following matters, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, Stockholder shall vote the Shares and any New
Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter necessary for consummation of the Merger; and (ii) against (x) approval of any Takeover Proposal (as defined in the Merger Agreement) and (y) any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Bank under the Merger Agreement or which could result in any of the conditions of Bank's obligations under the Merger Agreement not being fulfilled, and (z) any action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

     3.   Irrevocable Proxy.  By execution of this Agreement, Stockholder does
          -----------------
hereby appoint and constitute Parent and WTC, until the Expiration Date, with full power of substitution and resubstitution, as Stockholder's true and lawful attorneys and irrevocable proxies, to the full extent of the undersigned's rights with respect to the Shares and any New Shares, to vote each of such Shares and New Shares solely with respect to the matters set forth in Section 2 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares or New Shares.

     4.   Representations, Warranties and Covenants of Stockholder.  Stockholder
          --------------------------------------------------------
hereby represents, warrants and covenants to Parent and WTC as follows:

          4.1  Due Authority.  Stockholder has full power, corporate or
               -------------
otherwise, and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

          4.2  No Conflict; Consents.
               ---------------------

          (a) The execution and delivery of this Agreement by Stockholder do not, and the performance by Stockholder of the obligations under this Agreement and the compliance by Stockholder with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to Stockholder or the Shares, (ii) conflict with or violate Stockholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares are bound.

          (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act of 1934, as amended (the "Exchange Act"), and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

          4.3  Ownership of Shares.  Stockholder (i) has either sole or shared
               -------------------
voting power over all of the Shares, which at the date hereof are, and along with all New Shares at all times up until the Expiration Date will be, free and clear of any liens, claims, options, charges, proxies or voting restrictions or other encumbrances, except as set forth on Schedule A attached hereto, and (ii)
                                           ----------
does not have either sole or shared voting power over any shares of capital stock of Bank other than the Shares.

          4.4  No Solicitations.  Hereafter until the Expiration Date,
               ----------------
Stockholder shall not, nor, to the extent applicable to Stockholder, shall it permit any of its affiliates to, nor shall it authorize any partner, officer, director, advisor or representative of, Stockholder or any of its affiliates to,
(i) solicit, initiate or knowingly encourage the submission of, any inquiries, proposals or offers from any person relating to a Takeover Proposal, (ii) enter into any agreement with respect to a Takeover Proposal, (iii) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to a Takeover Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (iv) initiate a stockholders' vote or action by consent of Bank's stockholders with respect to a Takeover Proposal, or (v) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Bank that takes any action in support of a Takeover Proposal.

     5.   No Limitation on Discretion as Director.  Notwithstanding anything
          ---------------------------------------
herein to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder or his, her or its representatives or designees who are serving on the Board of Directors of Bank from exercising his or their duties and obligations as a Director of Bank or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of Bank.

     6.   Additional Documents.  Stockholder hereby covenants and agrees to
          --------------------
execute and deliver any additional documents necessary, in the reasonable opinion of Parent or WTC, to carry out the intent of this Agreement.

     7.   Consent and Waiver.  Stockholder hereby gives any consents or waivers
          ------------------
that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

     8.   Termination.  This Agreement shall terminate and shall have no further
          -----------
force or effect as of the Expiration Date.

     9.   Miscellaneous.
          -------------

          9.1  Severability.  If any term or other provision of this Agreement
               ------------
is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          9.2  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          9.3  Amendments and Modifications.  This Agreement may not be
               ----------------------------
modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4  Specific Performance; Injunctive Relief.  The parties hereto
               ---------------------------------------
agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Rhode Island, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

          9.5  Notices.  All notices, requests, claims, demands and other
               -------
communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile (with confirmation of receipt), or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

         If to Parent or WTC:         The Washington Trust Company
                                      23 Broad Street
                                      Westerly, Rhode Island 02891-0512
                                      Attention: John C. Warren, President and
                                                 Chief Executive Officer

         with a copy to:              Goodwin, Procter & Hoar  LLP
                                      Exchange Place
                                      Boston, MA 02109
                                      Attention: Paul W. Lee, P.C. and
                                                 Gregory J. Lyons, Esq.

         If to the Stockholder: To the address for notice set forth on the last page hereof

         with a copy to:     __________________________
                             __________________________
                             __________________________
                             Attention:________________


or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

          9.6  Governing Law; Jurisdiction and Venue.  This Agreement shall be
               -------------------------------------
governed by, and construed in accordance with, the internal laws of the State of Rhode Island without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Rhode Island and of the United States of America located in such state (the "Rhode Island Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Rhode Island Courts and agree not to plead or claim in any Rhode Island Court that such litigation brought therein has been brought in any inconvenient forum.

          9.7  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          9.8  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          9.9  Effect of Headings.  The section headings herein are for
               ------------------
convenience only and shall not affect the construction of interpretation of this Agreement.

          9.10 No Agreement Until Executed.  Irrespective of negotiations among
               ---------------------------
the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By: /s/ John C. Warren
                                 _______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By: /s/ John C. Warren
                                 _______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By:_______________________________________
                                 Name:

                              Stockholder's Address for Notice:

                              __________________________________________
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------

                              ___________shares of Common Stock of Bank
                                         with sole voting power

                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ David E. Rubien
                                 _______________________________________
                                 Name:  David E. Rubien

                              Stockholder's Address for Notice:

                              Unit 225
                              __________________________________________
                              200 Periwinkle Way
                              __________________________________________
                              Sanibel, FL 33957
                              __________________________________________

                              Shares:
                              ------
                              16,203
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                   0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Donald E. McCreight
                                 _______________________________________
                                 Name:  Donald E. McCreight Living Trust

                              Stockholder's Address for Notice:

                              170 Dendron Road
                              __________________________________________
                              Peace Dale, RI  02879
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              52,821
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                   0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ M. Robert O'Neill
                                 _______________________________________
                                 Name:  M. Robert O'Neill

                              Stockholder's Address for Notice:

                              146 Oakwoods Drive
                              __________________________________________
                              Peace Dale, RI 02879
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              56,231
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                   0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Joseph E. LaPlume
                                 _______________________________________
                                 Name:  Joseph E. LaPlume

                              Stockholder's Address for Notice:

                              429 Ocean Rd.
                              __________________________________________
                              Narragansett, RI 02882
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              -----------shares of Common Stock of Bank
                                         with sole voting power
                              38,850
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Madelyn T. LaPlume
                                 _______________________________________
                                 Name:  Madelyn T. LaPlume

                              Stockholder's Address for Notice:

                              429 Ocean Road
                              __________________________________________
                              Narragansett, RI 02882
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              38,850
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Kenneth Carter
                                 _______________________________________
                                 Name:  Kenneth Carter

                              Stockholder's Address for Notice:

                              325 Railroad Avenue
                              __________________________________________
                              Saunderstown, RI 02874
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              11,000
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Sylvia A. Carter
                                 _______________________________________
                                 Name:  Sylvia A. Carter

                              Stockholder's Address for Notice:

                              325 Railroad Avenue
                              __________________________________________
                              Saunderstown, RI 02874
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              11,000
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Francis W. McGreavy
                                 _______________________________________
                                 Name:  Francis W. McGreavy

                              Stockholder's Address for Notice:

                              569 Nanaquaket Rd.
                              __________________________________________
                              Tiverton, RI 02878-4722
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              44,000
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Eileen McGreavy
                                 _______________________________________
                                 Name:  Eileen McGreavy

                              Stockholder's Address for Notice:

                              569 Nanaquaket Rd.
                              __________________________________________
                              Tiverton, RI 02878-4722
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              44,000
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Joan F. Adams
                                 _______________________________________
                                 Name:  Joan F. Adams

                              Stockholder's Address for Notice:

                              146 Col. John Gardner Rd.
                              __________________________________________
                              Narragansett, RI 02882
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              22,000
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                   0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Paul J. Sullivan
                                 _______________________________________
                                 Name:  Paul J. Sullivan

                              Stockholder's Address for Notice:

                              30 Providence Ave.
                              __________________________________________
                              Jamestown, RI 02835
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                               1,485
                              10,560*
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                         *Self-directed IRA
                               6,160
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ H. Winfield Tucker
                                 _______________________________________
                                 Name:  H. Winfield Tucker

                              Stockholder's Address for Notice:

                              946 J. Tuckertown Rd
                              __________________________________________
                              Wakefield, RI 02879
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              118,250
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                    0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Charles A. Sweet
                                 _______________________________________
                                 Name:  Charles A. Sweet

                              Stockholder's Address for Notice:

                              313 Woodruff Ave.
                              __________________________________________
                              Wakefield, RI 02879
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              41,552
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                               4,400
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Roland J. Fiore
                                 _______________________________________
                                 Name:  Roland J. Fiore

                              Stockholder's Address for Notice:

                              170 Fiore Industrial Dr.
                              __________________________________________
                              Peace Dale, RI 02883
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                              35,300
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                                   0
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Marcel LaCroix
                                 _______________________________________
                                 Name:  Marcel LaCroix

                              Stockholder's Address for Notice:

                              67 Mail Rd.
                              __________________________________________
                              Exeter, RI 02822
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              44,124
                              ___________shares of Common Stock of Bank
                                         with shared voting power

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              WASHINGTON TRUST BANCORP, INC.


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer



                              THE WASHINGTON TRUST COMPANY
                              OF WESTERLY


                              By:_______________________________________
                                 Name:  John C. Warren
                                 Title:  President and Chief Executive Officer


                              STOCKHOLDER:


                              By: /s/ Barbara LaCroix
                                 _______________________________________
                                 Name:  Barbara LaCroix

                              Stockholder's Address for Notice:

                              67 Mail Rd.
                              __________________________________________
                              Exeter, RI 02822
                              __________________________________________
                              __________________________________________

                              Shares:
                              ------
                                   0
                              ___________shares of Common Stock of Bank
                                         with sole voting power
                              44,124
                              ___________shares of Common Stock of Bank
                                         with shared voting power